AGREEMENT  FOR  DEFERRAL  OF  1998  ANNUAL  CASH  BONUS

     Ralston  Purina  Company  ("Company")  and  ________________  agree  that,
effective  November  1,  1998,  $          awarded to Participant under the 1998
                                ---------
Annual Cash Bonus Award Program shall be deferred, as requested by Participant, into the option or options available under the Deferred Compensation Plan for Key Employees ("Plan"), which is attached hereto as Exhibit A and incorporated by reference herein.

     Pursuant to Participant's request, the following amounts have been deferred for Participant in the manner set forth below:

     (1)          EQUITY  OPTION  -
                  -----------------

          (a)          $          in  a  Deferred  Stock  Equivalent  Account in
                       ---------
Participant's name under the Equity Option as set forth in Section 2.2 of the Plan.

          (b)          $          in  a  Deferred    Stock Equivalent Account in
                       ---------
Participant's name representing Company Matching Deferral (25% of amount listed in 1(a) above) as set forth in Section 2.2(b) of the Plan.


(2)              SHORT-TERM VARIABLE INTEREST OPTION - $      in a Deferred Cash
                 -----------------------------------   -------
Account in Participant's name under the Variable Interest Option as set forth in
Section 2.3 of the Plan; provided, however, that, notwithstanding any provision to the contrary contained in the Plan, amounts attributable to deferrals into the Short-Term Variable Interest Option shall be paid to Participant in January 1999.


(3)              LONG-TERM VARIABLE INTEREST OPTION - $       in a Deferred Cash
                 ----------------------------------   --------
Account in Participant's name under the Variable Interest Option as set forth in
Section  2.3  of  the  Plan.
     Participant's deferral hereunder is pursuant to the Plan and is subject in all respects to the terms and conditions of this Agreement and of the Plan. No other communications or representations, written or oral, made prior or subsequent to this Agreement shall be deemed to amend or modify the terms of this deferral except by an agreement in writing executed by the parties subsequent to the date of this Agreement, expressly consenting to such amendment or modification. Participant hereby waives any rights, and releases Company from any claim, based on any such prior communications or representations, if any.

ACCEPTED:                                   RALSTON  PURINA  COMPANY



------------------------------              By:
          Participant                          --------------------------------
                                               C.  S.  Sommer
                                               Vice  President  and
                                               Director,  Administration
------------------------------
         Date